PAGE 1
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

Dear Shareholders:

                 It often seems that when international investment diversification makes the most intellectual sense, it makes the least emotional sense.
                   Like many international and global funds, the Evergreen
                 Global Opportunities Fund has provided positive returns during the past year. However, the returns for the 12 months that ended on October 31, 1997 were held back by the market setbacks during October when several Asian currencies were devalued and local stock markets suffered severe losses. As a result of both this volatility and the positive investment environment in the United States, most domestic equity funds showed superior returns for the period.
                   It is easy to see why some mutual fund shareholders might
                 question the value of investing in a global or international fund. It just seems more comfortable to invest in large U.S. companies, which have been the market leaders for the past three years.
(Photo of
WILLIAM M. ENNIS
appears here)
William M. Ennis

THE ADVANTAGES OF DIVERSIFICATION
The answer is simple. Over the longer term, international diversification of part of one's investment portfolio can enhance returns and reduce volatility. The United States stock market has had a wonderful rally for the past three years. However, looking at present prices, many investment professionals see more attractive values in the international markets that have been lagging the U.S. market. In addition, the very large American companies, whose stocks have been the best performers, may be less able to increase their future earnings by the restructuring programs that have been helping them. Their ability to export also is weakened by the strong U.S. dollar. Meanwhile, smaller companies, with attractive stock valuations by historical standards, have new opportunities to increase their earnings in a general environment of global economic growth and low interest rates.
  At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market will follow last year's pattern, or whether trends will reverse themselves so that last year's lagging strategy becomes next year's winning strategy. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

UPCOMING DEVELOPMENTS
In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds are becoming the Evergreen Funds. On October 31, 1997 Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Funds will take the Evergreen name.
  We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier for you to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

                                 -- CONTINUED--

PAGE 2
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

  What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.
  If you should have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial adviser or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ William M. Ennis
William M. Ennis
MANAGING DIRECTOR
November, 1997

PAGE 3
---------------------------------------------------------

                               A Discussion With
                               Your Fund Managers

   (Photo of Margery C. Parker       (Photo of Gilman Gunn
   appears here)                     appears here)

   MARGERY C. PARKER IS THE PORTFOLIO MANAGER FOR THE U.S. PORTION OF THE FUND. MS. PARKER HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.
   GILMAN GUNN IS THE SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF INTERNATIONAL INVESTMENTS AT KEYSTONE INVESTMENT MANAGEMENT COMPANY, WITH MORE THAN 24 YEARS OF EXPERIENCE. MR. GUNN AND THE KEYSTONE INTERNATIONAL TEAM MANAGE THE FUND'S INTERNATIONAL INVESTMENTS.

  Please note that we have changed the Fund's fiscal year end from September 30 to October 31. The next report you receive will be a semi-annual report for the period ending April 30, 1998, which you should receive in June 1998.

Q MARGERY, AS OVERALL PORTFOLIO MANAGER, HOW WOULD YOU DESCRIBE PERFORMANCE OVER THE YEAR?

A The Fund's performance improved dramatically over the second half of the year as we increased our emphasis in U.S. small cap stocks, and leadership in the stock market started to broaden to include these stocks. Unfortunately, we had a correction in the market during the last two weeks of the fiscal year, which cut into the returns.
  For the 12-month period that ended on October 31, 1997, Class A Shares had a total return of 4.25%; Class B Shares had a total return of 3.42%, and Class C Shares had a total return of 3.41%. Class Y Shares had a return of 3.69% since inception on January 13, 1997. These performance figures do not include deduction of any sales charges, if applicable.
  Relative performance was particularly strong during the second half of the year. The total return of Class A, for example was 11.99% for the six months ended October 31, 1999.
  The Salomon Brothers EMI Extended Market Index, which is representative of small company stocks world-wide, was 13.68% for the six months and 13.34% for the 12 months ended October 31, 1997.

Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE FISCAL YEAR?

A We really are talking about two different periods. During the first half of the fiscal year, small company stocks were not performing well relative to large company stocks, either in the United States or abroad. The stocks of blue chip companies, particularly U.S. companies, were the leaders, and had been for about two years. In addition, the Japanese market, especially the Japanese small cap market, was not doing well.
  The U.S. small company stock market probably troughed, or hit its relative low, in the third week of April 1997. From the end of April until mid-October, the small company stock market in the United States performed extremely well, outperforming the large-cap stocks that had been market leaders for the previous two years.

Q HOW DID YOU ALLOCATE ASSETS IN THIS ENVIRONMENT?

A For the last six months of the fiscal year, we gradually increased our emphasis in U.S. small company stocks, changing the allocation in the United States from about 40% of portfolio assets to about 60%. At the same time, we cut back on our commitment in Japan and Asia substantially, which were poor performing areas and did not have a good outlook. In our foreign portfolio, we emphasized Europe and the United Kingdom, where we thought were the best opportunities.

PAGE 4
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

  At the close of the fiscal year, 60.7% of portfolio assets was invested in small company stocks in the United States, 30.4% was invested in small company stocks outside the United States, and 9.1% was invested in cash. I would expect to continue to emphasize the United States, with between 55% and 60% of net assets there.

Q WHAT SECTORS OR INDUSTRIES HAVE YOU EMPHASIZED IN THE UNITED STATES?

A We like technology, in particular semiconductor equipment and telecommunications stocks. We are seeing a great deal of innovation in the semiconductor industry, and we have invested in several companies that provide the equipment for semiconductor fabrication plants. Two good examples in the portfolio are PRI Automation, Inc., and Asyst Technologies, Inc. We favor telecommunications stocks because of the continually growing need to move data electronically. One stock that we favor is Natural Microsystems, Corp., a leader in computer telephony, which emphasizes the convergence of voice, data and video.
  Among the other areas that we have emphasized are the oil services industry, to take advantage of the favorable market environment for oil exploration and production; financial services; and healthcare.

Q MARGERY, HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN THE UNITED STATES HEADING INTO A NEW FISCAL YEAR?

A We continue to see excellent relative values in small company stocks in the United States, especially as the larger companies begin experiencing slowdowns in earnings growth. We have a very strong economy, with moderate growth, low inflation, and stable interest rates. The market did correct in late October. However, we think this was just an interruption of the trend that began in late April when market leadership started to broaden to include smaller company stocks. Right now, small company stocks, on both a relative and historical basis, are priced attractively compared to large company stocks. In early October 1997, on a price/earnings basis, small cap stocks were trading at about
1.28 times the prices of large cap stocks. Historically, this is a relatively low price.
  I believe the market has broadened out, valuations are favorable and we have a strong economic underpinning. In this environment, I think small company stocks have the potential to continue to do very well.

Q GILMAN, YOU TOOK RESPONSIBILITY FOR THE FOREIGN PORTION OF THE PORTFOLIO ON JUNE 1. WHAT CHANGES HAVE TAKEN PLACE SINCE THEN?

A The big decision was to reduce the international component and increase the U.S. portion of the portfolio. We made this change as the U.S. small company stock market started improving, and this has helped performance. We also have reduced the emphasis on Japanese small company stocks from about 10% of the portfolio to about 3.0%. We are fairly light in the rest of Asia.
  Approximately 25% of the entire portfolio is in European small company stocks, where we see the best opportunities. Within Europe, the largest weighting is in the United Kingdom-- about 10% of the overall portfolio.
  In investing in foreign small company stocks, our strategy tends to be more stock-specific than emphasis on particular industries. We are trying to find companies that have a dominance in their market niches.

Q WHAT ARE SOME OF THE COMPANIES THAT EXEMPLIFY THIS STRATEGY?

A One good example is Ashtead, a company with dominant market share in the leasing business in the United Kingdom. This company, involved in leasing heavy equipment, now is expanding into the United States. Another example is the Berkeley Group, also in the United Kingdom. This real estate development company currently is embarking on a series of joint

PAGE 5
---------------------------------------------------------

ventures with local governments in the U.K., in which the governments supply the land and buildings, and Berkeley renovates the property, and they split the profits.

Q GILMAN, WHAT IS YOUR OUTLOOK FOR SMALL COMPANY STOCKS OUTSIDE THE UNITED
STATES?

A Small company stocks have underperformed large company stocks for a significant period of time. For that to change, we need two things: a better economy and a better stock market. We are seeing improvement in both in Europe this year. Because large company stocks have outperformed small company stocks for so long, we think there are more investment opportunities in small company stocks in Europe, and that's where we are focusing our attention.

TOP 10 HOLDINGS

AS OF OCTOBER 31, 1997

                                                     PERCENTAGE OF
STOCK (COUNTRY)                INDUSTRY               NET ASSETS
------------------------------------------------------------------
ACC Corp. (U.S.)               Telecommunication
                               Services &
                               Equipment                  1.6%
------------------------------------------------------------------
Health Management Associates,  Healthcare Products
Inc. (U.S.)                    & Services                 1.5%
------------------------------------------------------------------
BJ Services Co., Inc. (U.S.)   Oil Field Services         1.4%
------------------------------------------------------------------
First Alliance Co. (U.S.)      Finance & Insurance        1.4%
------------------------------------------------------------------
Natural Microsystems Corp.     Information
(U.S.)                         Services &
                               Technology                 1.3%
------------------------------------------------------------------
Mcleod USA, Inc. (U.S.)        Telecommunication
                               Services &
                               Equipment                  1.1%
------------------------------------------------------------------
Univision Communications,      Telecommunication
Inc. (U.S.)                    Services &
                               Equipment                  1.1%
------------------------------------------------------------------
TCF Financial Corp. (U.S.)     Finance & Insurance        1.1%
------------------------------------------------------------------
Kuoni Reisen Holding AG        Leisure & Tourism          1.1%
(Switzerland)
------------------------------------------------------------------
Falcon Drilling, Inc. (U.S.)   Oil/Energy                 1.1%
------------------------------------------------------------------

International investing involves increased risk and volatility.

Funds that invest in stocks of small companies, also called small cap stocks, involve certain risks and therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

PAGE 6
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

                            Growth of an Investment

(A graph appears below with the following information:)

Growth of an investment in
Evergreen Global Opportunities Fund, Class A

                 3/88   10/89   10/91   10/93   10/95   10/97
                               (In Thousands)

Dividend        $9,525 $10,681 $13,523 $21,010 $26,610 $28,782
Reinvestment

Initial         $9,525 $10,335 $12,583 $17,259 $21,860 $22,774
Reinvestment

A $10,000 investment in Evergreen Global Opportunities Fund Class A made on March 16, 1988 with all distributions reinvested was worth $28,782 on October 31, 1997. Past performance is no guarantee of future results.

HISTORICAL PERFORMANCE
                        CLASS A    CLASS B    CLASS C    CLASS Y
----------------------------------------------------------------
CUMULATIVE RETURNS
1-Year w/o Sales
  Charge                  4.25 %     3.42%      3.41%        --
1-Year with Sales
  Charge                 -0.70 %    -1.47%      2.44%        --
5 Year*                  99.63 %       --         --         --
Life of Class*          187.82 %    70.29%     72.57%      3.69%

AVERAGE ANNUAL
  RETURNS
1-Year w/o Sales
  Charge                  4.25 %     3.42%      3.41%        --
1-Year with Sales
  Charge                 -0.70 %    -1.47%      2.44%        --
5 Year*                  14.83 %       --         --         --
Life of Class*           11.60 %    11.86%     12.17%        --

(Class Y shares were introduced on January 13, 1997.)
* Adjusted for maximum sales charge.


(A graph appears below with the following information:)_

Comparison of a change in value of a $10,000 investment in Evergreen Global Opportunities Fund Class A, the Morgan
Stanley Capital International World Index and the Consumer
Price Index.

                    3/88    10/89    10/91    10/93    10/95     10/97
                                   (In Thousands)
Class A Shares    $10,000  $10,680  $13,520  $21,010  $26,610   $28,780
CPI               $10,000  $10,920  $11,950  $12,670  $13,370   $14,010
MSIWI             $10,000  $13,000  $12,840  $14,870  $16,950   $22,340

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in different classes. The Morgan Stanley Capital International World Index and the Consumer Price Index are from February 28, 1988.

  Class A shares began operations on March 16, 1988. Class B and Class C shares began operations on February 1, 1993. Class Y shares began operations on January 13, 1997. Class A share performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflect the deduction of a 5% CDSC.
  Class C shares are subject to a 1% CDSC for 12 months after the months purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflect the deduction of a 1% CDSC.
  Class Y shares are not subject to a sales load. Performance assumes that shares were redeemed after the end of a one-year holding period.

PAGE 7
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------

COMMON STOCKS-- 89.6%
                   AUSTRALIA-- 0.3%
                   FINANCE & INSURANCE-- 0.2%
     50,638        QBE Insurance Group Ltd.......  $    235,604
    306,979        Tyndall Australia Ltd.........       494,372
                                                   ------------
                                                        729,976
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.1%
    350,441        Sonic Healthcare Ltd..........       369,671
                                                   ------------
                   TOTAL AUSTRALIA...............     1,099,647
                                                   ------------
                   AUSTRIA-- 0.4%
                   OTHER-- 0.4%
     40,470        Julius Meinl International....     1,300,804
                                                   ------------
                   BRAZIL-- 0.2%
                   FOOD & BEVERAGE
                     PRODUCTS-- 0.2%
     19,400        Panamerican Beverages, Inc.,
                     ADR.........................       601,400
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 0.0%
     48,084        Compania Riograndense de
                     Telecommunica...............        37,073
                                                   ------------
                   TOTAL BRAZIL..................       638,473
                                                   ------------
                   FRANCE-- 3.1%
                   ADVERTISING & RELATED
                     SERVICES-- 0.2%
     11,500        Dauphin O.T.A.................       797,469
                                                   ------------
                   AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 0.3%
     14,111        Sylea.........................     1,247,624
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.1%
      1,000        Ile de France Pharmaceutique..       206,302
                                                   ------------
                   INFORMATION SERVICES &
                     TECHNOLOGY-- 0.1%
      4,700   *    ATOS S.A......................       527,994
                                                   ------------
                   MACHINERY-- DIVERSIFIED-- 1.4%
      8,475        GFI Industries S.A............     1,410,480
     15,460        Norbert Destressangle.........     1,581,312
     19,400        Societe Technip...............     2,051,575
                                                   ------------
                                                      5,043,367
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   FRANCE-- CONTINUED
                   OTHER-- 0.8%
     12,655        Grandoptical Photoservice.....  $  2,038,139
      2,937        Le Carbone Lorraine...........       779,025
                                                   ------------
                                                      2,817,164
                                                   ------------
                   TEXTILE & APPAREL-- 0.1%
      2,400        Deveaux S.A...................       237,160
                                                   ------------
                   TRANSPORTATION-- 0.1%
      6,410        Faiveley S.A..................       205,582
                                                   ------------
                   TOTAL FRANCE..................    11,082,662
                                                   ------------
                   GERMANY-- 1.8%
                   AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 0.8%
    215,000        SAI Automotive AG.............     2,868,662
                                                   ------------
                   ELECTRICAL EQUIPMENT &
                     SERVICES-- 0.1%
     19,600   *    Leica Camera AG...............       454,809
                                                   ------------
                   OTHER-- 0.9%
    107,150        Boewe Systec AG...............     3,170,119
                                                   ------------
                   TOTAL GERMANY.................     6,493,590
                                                   ------------
                   IRELAND-- 0.7%
                   DIVERSIFIED COMPANIES-- 0.7%
    380,247        DCC PLC.......................     2,430,377
                                                   ------------
                   ITALY-- 1.0%
                   AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 0.3%
    107,500        Brembo SPA....................     1,069,920
                                                   ------------
                   ELECTRICAL EQUIPMENT &
                     ELECTRONICS-- 0.1%
      5,000        Ericsson SPA..................       200,236
                                                   ------------
                   FINANCE & INSURANCE-- 0.5%
    111,300        Mediolanum SPA................     1,867,053
                                                   ------------
                   INDUSTRIAL SPECIALTY PRODUCTS &
                     SERVICES-- 0.1%
    171,000        Interpump Group SPA...........       520,676
                                                   ------------
                   TOTAL ITALY...................     3,657,885
                                                   ------------
                   JAPAN-- 3.0%
                   AUTOMOTIVE EQUIPMENT &
                     MANUFACTURING-- 0.5%
    308,000        Koito Manufacturing Co. Ltd...     1,842,626
                                                   ------------

PAGE 8
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   JAPAN-- CONTINUED
                   CHEMICAL & AGRICULTURAL
                     PRODUCTS-- 0.5%
    229,000        Sumitomo Bakelite Co., Ltd....  $  1,596,435
                                                   ------------
                   CONSUMER PRODUCTS &
                     SERVICES-- 0.3%
    165,000        Toshiba Ceramics Co., Ltd.....     1,059,784
                                                   ------------
                   ELECTRICAL EQUIPMENT &
                     SERVICES-- 0.2%
    111,000        Hitachi Cable, Ltd............       737,848
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.1%
     56,000        Sanyo Chemical Industries.....       444,370
                                                   ------------
                   INFORMATION SERVICES &
                     TECHNOLOGY-- 0.5%
    101,000        Aucnet, Inc...................     1,695,222
                                                   ------------
                   METALS & MINING-- 0.6%
    128,000        Sumitomo Sitix Corp...........     2,254,757
                                                   ------------
                   RETAILING & WHOLESALE-- 0.3%
     26,500        Familymart Co., Ltd...........     1,164,811
                                                   ------------
                   TOTAL JAPAN...................    10,795,853
                                                   ------------
                   MEXICO-- 0.8%
                   BANKS-- 0.0%
     53,400        Grupo Finance Banamex Accival
                     SA de CV, Series B..........       105,717
                                                   ------------
                   BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 0.2%
    137,900   *    Corp. Geo SA de CV, Class B...       743,361
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.4%
     72,500        Fomento Economico Mexicano,
                     Class B.....................       510,137
    812,000        Grupo Industrial Maseca,
                     Class B.....................       784,401
                                                   ------------
                                                      1,294,538
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.1%
    247,100        Grupo Casa Autrey SA de CV....       442,039
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 0.1%
    651,000   *    Empaques Ponderosa SA,
                     Class B.....................       489,124
                                                   ------------
                   TOTAL MEXICO..................     3,074,779
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   NETHERLANDS-- 2.0%
                   ENGINEERING-- 1.0%
    102,612        Fugro N.V.....................  $  3,620,356
                                                   ------------
                   MANUFACTURING--
                     DISTRIBUTING-- 0.6%
     65,600        Koninklijke Ahrend Groep NV...     2,186,104
                                                   ------------
                   RETAILING & WHOLESALE-- 0.4%
     29,208        Ceteco Holding N.V............     1,384,052
                                                   ------------
                   TOTAL NETHERLANDS.............     7,190,512
                                                   ------------
                   NORWAY-- 0.3%
                   BUSINESS EQUIPMENT &
                     SERVICES-- 0.1%
     22,100   *    Tandberg ASA..................       348,410
                                                   ------------
                   OIL FIELD SERVICES-- 0.1%
      9,600        Smedvig ASA...................       290,309
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 0.1%
     43,063   *    Tandberg Television ASA.......       404,252
                                                   ------------
                   TOTAL NORWAY..................     1,042,971
                                                   ------------
                   PERU-- 0.1%
                   MACHINERY-- DIVERSIFIED-- 0.1%
     20,214        Ferreyros SA, ADR **..........       414,387
                                                   ------------
                   PORTUGAL-- 0.5%
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 0.5%
     19,400   *    Telecel Comunicacaoes Pessoais
                     SA..........................     1,754,109
                                                   ------------
                   SOUTH AFRICA-- 0.1%
                   FINANCE & INSURANCE-- 0.1%
      8,775        Liberty Life Association of
                     Africa, Ltd.................       218,805
                                                   ------------
                   SPAIN-- 0.5%
                   FOOD & BEVERAGE PRODUCTS-- 0.4%
      4,880        Campofrio Alimentacion SA.....       235,496
     18,150   *    Telepizza.....................     1,246,432
                                                   ------------
                                                      1,481,928
                                                   ------------
                   LEISURE & TOURISM-- 0.1%
      4,900        Sol Melia SA..................       148,041
                                                   ------------
                   MISCELLANEOUS-- 0.0%
      7,400   *    Baron de Ley SA...............       139,892
                                                   ------------
                   TOTAL SPAIN...................     1,769,861
                                                   ------------

PAGE 9
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   SWEDEN-- 1.0%
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.6%
    116,400        Getinge Industrier AB, Class
                     B...........................  $  2,004,780
                                                   ------------
                   RETAILING & WHOLESALE-- 0.4%
     56,200        Lindex AB.....................     1,583,225
                                                   ------------
                   TOTAL SWEDEN..................     3,588,005
                                                   ------------
                   SWITZERLAND-- 3.1%
                   ADVERTISING & RELATED
                     SERVICES-- 0.2%
      1,525        Societe Generale
                     D'Affichage.................       571,773
                                                   ------------
                   BUSINESS EQUIPMENT &
                     SERVICES-- 0.1%
      1,050        Danzas Holding AG.............       209,963
                                                   ------------
                   DIVERSIFIED COMPANIES-- 0.2%
      4,000        Valora Holding AG.............       856,990
                                                   ------------
                   ELECTRICAL EQUIPMENT &
                     SERVICES-- 0.5%
      3,725        Phoenix Mecano AG.............     1,928,673
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.5%
      1,150        Lindt & Spruengli AG..........     1,938,225
                                                   ------------
                   LEISURE & TOURISM-- 1.1%
      1,000        Kuoni Reisen Holding AG.......     3,785,038
                                                   ------------
                   RETAILING & WHOLESALE-- 0.5%
     16,000   *    Tag Heuer International SA....     1,828,245
                                                   ------------
                   TOTAL SWITZERLAND.............    11,118,907
                                                   ------------
                   UNITED KINGDOM-- 10.2%
                   ADVERTISING & RELATED
                     SERVICES-- 0.9%
  2,431,600        Aegis Group PLC...............     2,488,567
    156,500        Dorling Kindersley Holdings
                     PLC.........................       748,319
                                                   ------------
                                                      3,236,886
                                                   ------------
                   BUILDING, CONSTRUCTION &
                     FURNISHINGS-- 0.7%
    208,310        Berkeley Group (The) PLC......     2,271,700
     52,957        Berkeley Group (The) PLC
                     (New).......................        72,856
                                                   ------------
                                                      2,344,556
                                                   ------------
                   BUSINESS EQUIPMENT &
                     SERVICES-- 1.3%
    553,916        Capita Group PLC..............     2,862,346
    486,132        Corporate Services Group PLC..     1,826,963
                                                   ------------
                                                      4,689,309
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED KINGDOM-- CONTINUED
                   ELECTRICAL EQUIPMENT &
                     SERVICES-- 1.4%
    645,958        Astec (BSR) PLC...............  $  1,376,371
     90,400        Critchley Group PLC...........     1,031,347
    581,900        Pressac Holdings PLC..........     2,753,119
                                                   ------------
                                                      5,160,837
                                                   ------------
                   FINANCE & INSURANCE-- 0.9%
    550,804        Ashtead Group PLC.............     3,234,392
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.4%
    123,063        Compass Group PLC.............     1,300,755
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.4%
    278,703        Westminster Healthcare
                     Holdings, PLC...............     1,472,922
                                                   ------------
                   INFORMATION SERVICES &
                     TECHNOLOGY-- 1.7%
     56,657   *    Oxford Molecular Group PLC....       230,036
    361,100        Parity PLC....................     3,495,673
    210,498        Sage Group PLC (The)..........     2,521,586
                                                   ------------
                                                      6,247,295
                                                   ------------
                   LEISURE & TOURISM-- 0.6%
    168,770        Millennium & Copthorne Hotels
                     PLC.........................     1,088,727
    517,614        Vardon PLC....................       937,902
                                                   ------------
                                                      2,026,629
                                                   ------------
                   METALS & MINING-- 0.4%
    115,205        Powerscreen International
                     PLC.........................     1,345,266
                                                   ------------
                   MANUFACTURING--
                     DISTRIBUTING-- 0.6%
    383,900        Renishaw PLC..................     2,254,310
                                                   ------------
                   RETAILING & WHOLESALE-- 0.9%
    195,800        Games Workshop Group PLC......     2,250,250
    242,303        Harvey Nichols PLC............       995,984
                                                   ------------
                                                      3,246,234
                                                   ------------
                   TOTAL UNITED KINGDOM..........    36,559,391
                                                   ------------
                   UNITED STATES-- 60.5%
                   BUSINESS EQUIPMENT &
                     SERVICES-- 1.2%
     79,200   *    Equity Corp., International...     1,613,700
     79,200        G & K Services, Inc., Class
                     A...........................     2,821,500
                                                   ------------
                                                      4,435,200
                                                   ------------

PAGE 10
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
                   ELECTRICAL EQUIPMENT &
                     SERVICES-- 2.4%
     89,100   *    Credence Systems Corp.........  $  2,622,881
     61,500   *    Electroglas, Inc..............     1,153,125
     68,300        General Cable Corp............     2,211,212
     49,500   *    Kulicke & Soffa Industries,
                     Inc.........................     1,268,438
     25,600   *    Lattice Semiconductor Corp....     1,277,600
                                                   ------------
                                                      8,533,256
                                                   ------------
                   FINANCE & INSURANCE-- 7.5%
     60,900        Capital Re Corp...............     3,589,294
     39,300        CMAC Investment Corp..........     2,149,219
    100,000        Dime Community Bancorp, Inc...     2,131,250
    100,000        Everen Capital Corp...........     3,775,000
    150,000   *    First Alliance Co.............     4,968,750
     69,300   *    Frontier Insurance Group......     2,334,544
     43,600        HCC Insurance Holdings, Inc...     1,019,150
     50,000        Investors Financial Services
                     Corp........................     2,159,375
     40,000        Penn-America Group, Inc.......       750,000
     67,900        TCF Financial Corp............     3,861,812
                                                   ------------
                                                     26,738,394
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.1%
     15,100        Worthington Foods, Inc........       345,413
                                                   ------------
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 13.5%
     69,800   *    Agouron Pharmaceuticals,
                     Inc.........................     3,180,262
    162,600   *    Amylin Pharmaceuticals, Inc...     1,366,856
    118,700   *    Bioreliance Corporation.......     2,566,887
     92,686   *    Concentra Managed Care, Inc...     3,018,088
     24,000   *    Cyberonics, Inc...............       324,000
     80,000   *    Cytyc Corp....................     1,890,000
     74,200   *    Dura Pharmaceuticals, Inc.....     3,594,062
     80,000   *    Guilford Pharmaceuticals,
                     Inc.........................     1,935,000
    217,906   *    Health Management Associates,
                     Inc., Class A...............     5,311,447
    160,000   *    Idexx Laboratories, Inc.......     2,540,000
     20,000   *    Incyte Pharmaceuticals,
                     Inc.........................     1,585,000
     30,000   *    Kos Pharmaceuticals, Inc......     1,070,625
    138,500   *    Lifecore Biomedical, Inc......     2,960,437
    111,000   *    Neurogen Corp.................     2,303,250
    228,200   *    Norland Medical Systems,
                     Inc.........................     1,526,088
    145,800   *    Perclose, Inc.................     3,553,875
     56,600   *    Spine-Tech, Inc...............     1,758,138
     60,000   *    Synopsys, Inc.................     2,332,500
    121,467   *    Total Renal Care Holdings,
                     Inc.........................     3,742,692
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
     62,500   *    Wesley Jessen Visioncare,
                     Inc.........................  $  1,812,500
                                                   ------------
                                                     48,371,707
                                                   ------------
                   INFORMATION SERVICES &
                     TECHNOLOGY-- 11.8%
     69,300   *    Asyst Technologies, Inc.......     2,016,197
     75,000   *    Avid Technology, Inc..........     2,139,844
     50,000   *    Brooks Automation, Inc........     1,109,375
     60,000   *    Cognex Corp...................     1,595,625
    112,000   *    Computer Products, Inc........     3,038,000
     80,300   *    Corsair Communications, Inc...     1,836,863
     89,000   *    Discreet Logic, Inc...........     1,741,063
     30,000   *    EMC Corp......................     1,680,000
     56,500   *    International
                     Telecommunication Data
                     Systems, Inc................     1,483,125
     43,100   *    Intuit, Inc...................     1,400,750
     31,000   *    JD Edwards & Co...............     1,052,063
     65,000   *    JDA Software Group, Inc.......     2,027,187
     25,000   *    Manugistics Group, Inc........       890,625
    151,000   *    Metacreations Corp............     2,198,937
     40,000   *    Microchip Technology, Inc.....     1,587,500
     98,900   *    Natural Microsystems Corp.....     4,747,200
     50,000   *    Peoplesoft, Inc...............     3,140,625
    139,600   *    Project Software &
                     Development, Inc............     3,219,525
     78,700   *    Splash Technology Holdings,
                     Inc.........................     3,275,887
     89,100   *    Vantive Corp..................     2,260,912
                                                   ------------
                                                     42,441,303
                                                   ------------
                   LEISURE & TOURISM-- 0.5%
     60,400   *    Vail Resorts, Inc.............     1,679,875
                                                   ------------
                   MANUFACTURING--
                     DISTRIBUTING-- 2.1%
     66,500        BMC Industries, Inc...........     2,140,469
     99,000        Roper Industries, Inc.........     2,642,062
     91,200        TriMas Corp...................     2,667,600
                                                   ------------
                                                      7,450,131
                                                   ------------
                   OIL/ENERGY-- 3.6%
     79,200        ENSCO International, Inc......     3,331,350
    103,800   *    Falcon Drilling, Inc..........     3,775,725
     99,000        KCS Energy Corp...............     2,604,938
     49,500   *    Ocean Energy, Inc.............     3,056,625
                                                   ------------
                                                     12,768,638
                                                   ------------

PAGE 11
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
                   OIL FIELD SERVICES-- 3.0%
     93,100   *    Basin Exploration, Inc........  $  1,829,997
     59,400   *    BJ Services Co., Inc..........     5,034,150
     30,000        Devon Energy Corp.............     1,342,500
     64,300   *    Newpark Resources, Inc........     2,668,450
                                                   ------------
                                                     10,875,097
                                                   ------------
                   OTHER-- 0.8%
     11,800   *    Megabios Corp.................       174,788
     14,900        Oakwood Homes Corp............       392,056
     87,400   *    Rental Service Corp...........     2,337,950
                                                   ------------
                                                      2,904,794
                                                   ------------
                   PUBLISHING, BROADCASTING &
                     ENTERTAINMENT-- 0.9%
     46,300        Central Newspapers, Inc.,
                     Class A.....................     3,041,331
                                                   ------------
                   RETAILING & WHOLESALE-- 2.0%
    100,000   *    Action Performance Cos.,
                     Inc.........................     2,550,000
     70,000   *    Central Garden & Pet Co.......     1,820,000
    150,000   *    Fritz Comp, Inc...............     2,048,437
     28,900        Stanhome, Inc.................       807,394
                                                   ------------
                                                      7,225,831
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 6.5%
    148,500   *    ACC Corp......................     5,902,875
     60,000   *    Jacor Communications, Inc.....     2,505,000
    111,100   *    Mcleod USA, Inc...............     4,117,644
     64,400   *    Ortel Corp....................     1,497,300
     24,100   *    Premiere Technologies, Inc....       816,387
     99,100   *    Smartalk Teleservices, Inc....     2,127,553
     69,300   *    U.S. Cellular Corp............     2,252,250
     64,300   *    Univision Communications,
                     Inc., Class A...............     3,986,600
                                                   ------------
                                                     23,205,609
                                                   ------------
                   TEXTILE & APPAREL-- 0.6%
     59,600   *    Stage Stores, Inc.............     2,160,500
                                                   ------------
                   AUTOMOBILES-- 0.7%
     67,000   *    PRI Automation, Inc...........     2,554,375
                                                   ------------
                   BANKS-- 0.1%
      6,000        Westamerica Bancorp...........       525,000
                                                   ------------
                   BUSINESS SERVICES-- 0.2%
     31,700        Market Facts, Inc.............       651,831
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
                   DRUGS & HEALTH CARE-- 0.4%
     60,000   *    Vivus, Inc....................  $  1,575,000
                                                   ------------
                   MISCELLANEOUS-- 1.2%
     45,600   *    Brylane, Inc..................     1,980,750
     34,400   *    Cognicase, Inc................       432,150
     80,000   *    ICG Communications, Inc.......     1,825,000
      2,400   *    Jevic Transportation, Inc.....        41,850
                                                   ------------
                                                      4,279,750
                                                   ------------
                   OTHER UTILITIES-- 0.3%
     38,600   *    Metromedia Fiber Network,
                     Inc., Class A...............       921,575
                                                   ------------
                   RETAIL TRADE-- 0.6%
     75,000   *    Michaels Stores, Inc..........     2,242,969
                                                   ------------
                   TELEPHONE-- 0.5%
     40,000   *    Intermedia Communications,
                     Inc.........................     1,810,000
                                                   ------------
                   TOTAL UNITED STATES...........   216,737,579
                                                   ------------
                   TOTAL COMMON STOCKS
                     (COST-- $264,529,604).......   320,968,597
                                                   ------------
PREFERRED STOCKS-- 1.3%
                   BRAZIL-- 0.8%
                   MANUFACTURING-- DISTRIBUTING-- 0.3%
 72,696,030        Embraer-Empresa Brasiliera de
                     Aeronautica.................       982,513
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 0.5%
  1,400,800        Compania Riograndense de
                     Telecomunica................     1,080,031
  8,227,979        Telecomunicacoes de Rio de
                     Janiero SA..................       783,652
    365,560        Telecomunicacoes de Rio de
                     Janiero SA, Rights..........         4,974
                                                   ------------
                                                      1,868,657
                                                   ------------
                   UTILITIES-- TELEPHONE-- 0.0%
    198,860        Telesponsora Telefonos de Sao
                     Paulo, Rights...............           180
                                                   ------------
                   TOTAL BRAZIL..................     2,851,350
                                                   ------------
                   GERMANY-- 0.3%
                   HEALTHCARE PRODUCTS &
                     SERVICES-- 0.3%
     35,250        Biotest AG....................     1,042,899
                                                   ------------

PAGE 12
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------

PREFERRED STOCKS-- CONTINUED
                   UNITED STATES-- 0.2%
                   OTHER-- 0.2%
     52,200   *    CorporateFamily Solutions,
                     Inc.........................  $    779,738
                                                   ------------
                   TOTAL PREFERRED STOCKS
                   (COST-- $6,102,402)...........     4,673,987
                                                   ------------

 PRINCIPAL
  AMOUNT                                              VALUE
---------------------------------------------------------------

REPURCHASE AGREEMENT-- 6.4%
                   UNITED STATES-- 6.4%
                   FINANCIAL SERVICES-- 6.4%
$23,117,000        Keystone Joint Repurchase
                     Agreement, Investments in
                     repurchase agreements in a
                     joint trading account
                     purchased 10/31/97, 5.73%,
                     maturity value $23,127,887
                     (a) (Cost-- $23,117,000)....  $ 23,117,000
                                                   ------------
                   TOTAL REPURCHASE AGREEMENT
                   (COST-- $23,117,000)..........    23,117,000
                                                   ------------

TOTAL INVESTMENTS--
  (COST $293,749,006)....................     97.3%   348,759,584
OTHER ASSETS AND
  LIABILITIES-- NET......................      2.7%     9,610,962
                                           --------  ------------
NET ASSETS...............................      100%  $358,370,546
                                           --------  ------------

*  Non-income producing securities.
** Securities that may be resold to "qualified institutional buyers" under Rule
   144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS:
ADR-- American Depository Receipts

PAGE 13
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:
                                                                                                               UNREALIZED
      EXCHANGE                                                             U.S. VALUE AT      IN EXCHANGE     APPRECIATION
        DATE         CONTRACTS TO RECEIVE                                 OCTOBER 31, 1997    FOR U.S. $     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
11/24/97                7,780,298  German Marks                              $4,519,771       $4,342,896       $  176,875
11/6/97               343,728,100  Italian Lira                                 203,029          204,278           (1,249)
11/24/97               10,336,806  Netherlands Guilder                        5,331,824        5,121,795          210,029
11/4/97                 2,037,172  Norwegian Krone                              291,967          291,441              526
11/24/97               10,120,022  Swiss Franc                                7,246,133        6,862,428          383,705
11/4/97                20,236,554  Spanish Peseta                               139,111          139,803             (692)


Forward Foreign Currency Exchange Contracts to Sell:
                     CONTRACTS TO DELIVER
---------------------------------------------------------------------------------------------------------------------------
11/4/97                   623,465  Argentine Peso                            $  623,843       $  623,596       $     (247)
1/26/98                   825,270  Australian Dollar                            581,632          597,000           15,368
11/4/97                   143,091  Brazilian Real                               129,794          129,882               88
11/4/97                 1,199,344  Brazilian Real                             1,087,889        1,088,630              741
11/4/97                 1,649,466  Brazilian Real                             1,496,182        1,497,201            1,019
11/4/97                   399,123  Brazilian Real                               362,032          362,279              247
10/31/97                  938,396  Brazilian Real                               851,192          851,771              579
11/4/97                   143,712  British Pound Sterling                       241,113          239,223           (1,890)
11/4/97                   124,750  British Pound Sterling                       209,299          207,658           (1,641)
11/4/97                   189,969  British Pound Sterling                       318,721          316,300           (2,421)
11/4/97                    55,688  British Pound Sterling                        93,431           92,721             (710)
11/4/97                   313,372  British Pound Sterling                       525,760          524,929             (831)
1/26/98                34,567,058  French Franc                               6,023,132        5,791,000         (232,132)
11/28/97                  601,390  French Franc                                 104,259          103,010           (1,249)
11/28/97                1,391,732  French Franc                                 241,275          238,384           (2,891)
11/28/97                  269,190  French Franc                                  46,667           45,574           (1,093)
11/24/97                7,780,298  German Marks                               4,519,771        4,219,800         (299,971)
11/4/97               533,322,219  Italian Lira                                 315,016          311,884           (3,132)
1/28/98               995,321,600  Japanese Yen                               8,378,468        8,320,000          (58,468)
11/3/97                 4,805,640  Mexican Peso                                 573,123          580,286            7,163
11/3/97                 1,778,745  Mexican Peso                                 212,134          214,785            2,651
11/3/97                 7,184,228  Mexican Peso                                 856,795          867,503           10,708
11/3/97                 2,057,325  Mexican Peso                                 245,358          248,424            3,066
11/3/97                 6,349,993  Mexican Peso                                 757,304          766,769            9,465
11/3/97                   101,842  Mexican Peso                                  12,146           12,298              152
11/3/97                 4,808,764  Mexican Peso                                 573,496          580,663            7,167
11/24/97               10,336,806  Netherlands Guilder                        5,331,824        4,975,000         (356,824)
11/24/97               10,120,022  Swiss Franc                                7,246,133        6,710,000         (536,133)

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

  SHARES                                              VALUE
---------------------------------------------------------------

COMMON STOCKS-- 92.7%
                   ARGENTINA-- 0.4%
                   OIL / ENERGY-- 0.2%
    104,702        Perez Compancia S.A...........  $    844,067
                                                   ------------
                   TELECOMMUNICATION SERVICES
                     & EQUIPMENT-- 0.2%
     29,910        Telecom Argentina S.A., Class
                     B, ADR......................       910,386
                                                   ------------
                   TOTAL ARGENTINA...............     1,754,453
                                                   ------------
                   AUSTRALIA-- 0.3%
                   FINANCE & INSURANCE-- 0.2%
     39,500        QBE Insurance Group Ltd.......       249,215
    303,700        Tyndall Australia Ltd.........       584,248
                                                   ------------
                                                        833,463
                                                   ------------
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 0.1%
    350,441        Sonic Healthcare Ltd..........       463,013
                                                   ------------
                   TOTAL AUSTRALIA...............     1,296,476
                                                   ------------
                   AUSTRIA-- 0.3%
                   OTHER-- 0.3%
     40,470        Julius Meinl International....     1,252,941
                                                   ------------
                   BRAZIL-- 1.3%
                   FOOD & BEVERAGE PRODUCTS-- 0.7%
     67,912        Panamerican Beverages, Inc.,
                     ADR.........................     2,652,812
                                                   ------------
                   METALS & MINING-- 0.3%
     46,000        Vale do Rio Doce Navegacao
                     S.A.........................     1,124,860
                                                   ------------
                   NATURAL GAS-- 0.3%
  5,062,800        Petroleo Brasileiro S.A.......     1,441,827
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 0.0%
     48,084        Compania Riograndense de
                     Telecommunica...............        60,569
    877,079        Telecomunicacoes de Rio de
                     Janiero SA..................       120,007
                                                   ------------
                                                        180,576
                                                   ------------
                   TOTAL BRAZIL..................     5,400,075
                                                   ------------
                   CHINA-- 0.2%
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.1%
    800,000        Qingling Motors Co. Ltd.......       506,591
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   CHINA-- CONTINUED
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.1%
    237,700        Heilongjiang Electric Power
                     Co. Ltd.....................  $    213,930
                                                   ------------
                   TOTAL CHINA...................       720,521
                                                   ------------
                   FRANCE-- 3.3%
                   ADVERTISING & RELATED SERVICES-- 0.2%
     11,500        Dauphin O.T.A.................       798,631
                                                   ------------
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.3%
     14,111        Sylea.........................     1,343,871
                                                   ------------
                   HEALTHCARE PRODUCTS & SERVICES-- 0.0%
      1,000        Ile de France Pharmaceutique..       207,327
                                                   ------------
                   INFORMATION SERVICES & TECHNOLOGY-- 0.2%
      5,700   *    Axime.........................       616,824
                                                   ------------
                   MACHINERY-- DIVERSIFIED-- 1.5%
      8,475        GFI Industries................     1,698,528
     15,460        Norbert Destressangle.........     1,980,498
     19,400        Societe Technip...............     2,465,610
                                                   ------------
                                                      6,144,636
                                                   ------------
                   OTHER-- 0.9%
     14,469        Grandoptical Photo............     2,633,986
      3,937        Le Carbone Lorraine...........     1,128,147
                                                   ------------
                                                      3,762,133
                                                   ------------
                   TEXTILE & APPAREL-- 0.1%
      2,900        Deveaux S.A...................       313,334
                                                   ------------
                   TRANSPORTATION-- 0.1%
      6,730        Faiveley S.A..................       256,375
                                                   ------------
                   TOTAL FRANCE..................    13,443,131
                                                   ------------
                   GERMANY-- 1.9%
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.6%
    215,000        SAI Automotive AG.............     2,433,572
                                                   ------------
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.1%
     19,600   *    Leica Camera AG...............       482,527
                                                   ------------
                   HEALTHCARE PRODUCTS & SERVICES-- 0.3%
     36,250        Biotest AG....................     1,220,677
                                                   ------------
                   OTHER-- 0.9%
    111,150        Boewe Systec AG...............     3,648,490
                                                   ------------
                   TOTAL GERMANY.................     7,785,266
                                                   ------------

PAGE 15
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   HONG KONG-- 0.5%
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.0%
     88,000        VTech Holdings Ltd............  $    169,450
                                                   ------------
                   FINANCE & INSURANCE-- 0.4%
    460,000        Cosco Pacific Ltd.............       817,394
    524,000        Li & Fung Ltd.................       612,846
                                                   ------------
                                                      1,430,240
                                                   ------------
                   RETAILING & WHOLESALE-- 0.1%
     80,000        Dickson Concepts
                     International, Ltd..........       298,268
     68,000        Wing On Company International
                     Ltd.........................        74,257
                                                   ------------
                                                        372,525
                                                   ------------
                   TOTAL HONG KONG...............     1,972,215
                                                   ------------
                   INDONESIA-- 0.0%
                   FINANCE & INSURANCE-- 0.0%
        167        PT Bank Dagang Nasional
                     Indonesia...................            33
                                                   ------------
                   IRELAND-- 0.6%
                   DIVERSIFIED COMPANIES-- 0.6%
    380,247        DCC PLC.......................     2,381,632
                                                   ------------
                   ITALY-- 0.9%
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.3%
    107,500        Brembo SPA....................     1,108,536
                                                   ------------
                   FINANCE & INSURANCE-- 0.5%
    131,300        Mediolanum SPA................     2,129,827
                                                   ------------
                   INDUSTRIAL SPECIALTY PRODUCTS &
                   SERVICES-- 0.1%
    171,000        Interpump Group SPA...........       500,275
                                                   ------------
                   TOTAL ITALY...................     3,738,638
                                                   ------------
                   JAPAN-- 5.2%
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.5%
    308,000        Koito Manufacturing Co. Ltd...     1,978,122
                                                   ------------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 0.4%
    229,000        Sumitomo Bakelite.............     1,624,463
                                                   ------------
                   CONSUMER PRODUCTS & SERVICES-- 0.4%
    165,000        Toshiba Ceramics..............     1,640,839
                                                   ------------
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.2%
    111,000        Hitachi Cable, Ltd............       746,010
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   JAPAN-- CONTINUED
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
    177,000        Albis Company, Ltd............  $    689,401
     48,000        Ohsho Food Service Corp.......       537,002
                                                   ------------
                                                      1,226,403
                                                   ------------
                   HEALTHCARE PRODUCTS & SERVICES-- 0.1%
     56,000        Sanyo Chemical Industries.....       413,491
                                                   ------------
                   INFORMATION SERVICES & TECHNOLOGY-- 0.5%
    101,000        Aucnet, Inc...................     2,176,183
                                                   ------------
                   METALS & MINING-- 0.6%
    128,000        Sumitomo Sitix................     2,471,534
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 1.1%
     51,000        Daiwa Industries, Ltd.........       328,391
     49,000        Fuji Machine Manufacturing
                     Co..........................     1,778,570
    118,020        Nitto Kohki Co................     2,200,588
                                                   ------------
                                                      4,307,549
                                                   ------------
                   RETAILING & WHOLESALE-- 1.1%
     46,100        Aderans Co., Ltd..............     1,230,149
     26,500        Familymart Co., Ltd...........     1,159,526
     71,600        Ministop Co., Ltd.............     1,934,333
                                                   ------------
                                                      4,324,008
                                                   ------------
                   TOTAL JAPAN...................    20,908,602
                                                   ------------
                   MEXICO-- 2.9%
                   BANKS-- 0.4%
    445,200        Grupo Finance Banamex Accival
                     SA de CV, Series B..........     1,403,784
                                                   ------------
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 0.8%
    280,000        Cemex SA de CV................     1,679,279
    245,000   *    Corp. Geo SA de CV............     1,545,045
                                                   ------------
                                                      3,224,324
                                                   ------------
                   FINANCE & INSURANCE-- 0.4%
     33,800        Desc SA de CV, ADR............     1,411,150
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.9%
    266,600        Fomento Economico Mexicano....     2,298,867
  1,032,000        Grupo Industrial Maseca, Class
                     B...........................     1,245,838
                                                   ------------
                                                      3,544,705
                                                   ------------
                   HEALTHCARE PRODUCTS & SERVICES-- 0.1%
    254,100   *    Grupo Casa Autrey SA de CV....       578,838
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 0.3%
  1,442,000   *    Empaques Ponderosa SA.........     1,299,099
                                                   ------------
                   TOTAL MEXICO..................    11,461,900
                                                   ------------

PAGE 16
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   NETHERLANDS-- 2.1%
                   ENGINEERING-- 1.1%
    132,612        Fugro N.V.....................  $  4,630,726
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 0.6%
     70,600        Koninklijke Ahrend Groep NV...     2,429,834
                                                   ------------
                   RETAILING & WHOLESALE-- 0.4%
     29,208        Ceteco Holding N.V............     1,533,556
                                                   ------------
                   TOTAL NETHERLANDS.............     8,594,116
                                                   ------------
                   NORWAY-- 0.2%
                   BUSINESS EQUIPMENT & SERVICES-- 0.1%
     22,100   *    Tandberg ASA..................       282,983
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 0.1%
     43,063   *    Tandberg Television ASA.......       345,386
                                                   ------------
                   TOTAL NORWAY..................       628,369
                                                   ------------
                   PERU-- 0.2%
                   FINANCE & INSURANCE-- 0.1%
     14,592        Credicorp Holdings Ltd........       277,248
                                                   ------------
                   MACHINERY-- DIVERSIFIED-- 0.1%
     20,214        Ferreyros SA **...............       439,655
                                                   ------------
                   TOTAL PERU....................       716,903
                                                   ------------
                   PORTUGAL-- 0.4%
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 0.4%
     19,400   *    Telecel Comunicacaoes Pessoais
                     SA..........................     1,574,080
                                                   ------------
                   SOUTH AFRICA-- 0.1%
                   FINANCE & INSURANCE-- 0.1%
      8,775        Liberty Life Association of
                     Africa, Ltd.................       256,067
                                                   ------------
                   SPAIN-- 0.5%
                   FOOD & BEVERAGE PRODUCTS-- 0.5%
      4,880        Campofrio Alimentacion SA.....       223,289
     24,150   *    Telepizza.....................     1,682,589
                                                   ------------
                                                      1,905,878
                                                   ------------
                   LEISURE & TOURISM-- 0.0%
      4,900        Sol Melia SA..................       189,737
                                                   ------------
                   TOTAL SPAIN...................     2,095,615
                                                   ------------
                   SWEDEN-- 1.3%
                   HEALTHCARE PRODUCTS & SERVICES-- 0.7%
    151,400        Getinge Industrier AB.........     2,843,427
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   SWEDEN-- CONTINUED
                   RETAILING & WHOLESALE-- 0.6%
     76,200        Lindex AB.....................  $  2,179,295
                                                   ------------
                   TOTAL SWEDEN..................     5,022,722
                                                   ------------
                   SWITZERLAND-- 3.1%
                   ADVERTISING & RELATED SERVICES-- 0.1%
      1,525        Societe Generale
                     D'Affichage.................       559,921
                                                   ------------
                   BUSINESS EQUIPMENT & SERVICES-- 0.1%
      1,350        Danzas Holding AG.............       288,212
                                                   ------------
                   DIVERSIFIED COMPANIES-- 0.2%
      4,000        Valora Holding AG.............       851,210
                                                   ------------
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.6%
      4,225        Phoenix Mecano AG.............     2,289,123
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.5%
      1,150        Lindt & Spruengli AG..........     1,996,528
                                                   ------------
                   LEISURE & TOURISM-- 1.0%
      1,000        Kuoni Reisen AG...............     3,981,023
                                                   ------------
                   RETAILING & WHOLESALE-- 0.6%
     18,000   *    Tag Heuer International SA....     2,413,366
                                                   ------------
                   TOTAL SWITZERLAND.............    12,379,383
                                                   ------------
                   UNITED KINGDOM-- 9.1%
                   ADVERTISING & RELATED SERVICES-- 0.8%
  2,431,600        Aegis Group...................     2,568,226
    176,500        Dorling Kindersley Holdings
                     PLC.........................       822,512
                                                   ------------
                                                      3,390,738
                                                   ------------
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 0.7%
    238,310        Berkeley Group (The) PLC......     2,859,005
                                                   ------------
                   BUSINESS EQUIPMENT & SERVICES-- 1.1%
    603,916        Capita Group PLC..............     2,775,372
    486,132        Corporate Services Group PLC..     1,661,842
                                                   ------------
                                                      4,437,214
                                                   ------------
                   ELECTRICAL EQUIPMENT & SERVICES-- 1.2%
    645,958        Astec (BSR) PLC...............     1,312,425
     90,400        Critchley Group PLC...........     1,005,813
    581,900        Pressac Holdings PLC..........     2,486,532
                                                   ------------
                                                      4,804,770
                                                   ------------
                   FINANCE & INSURANCE-- 0.7%
    550,804        Ashtead Group PLC.............     2,779,977
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.5%
    173,063        Compass Group PLC.............     1,903,217
                                                   ------------

PAGE 17
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED KINGDOM-- CONTINUED
                   HEALTHCARE PRODUCTS & SERVICES-- 0.3%
    278,703        Westminster Healthcare
                     Holdings, PLC...............  $  1,345,979
                                                   ------------
                   INFORMATION SERVICES & TECHNOLOGY-- 1.5%
     56,657        Oxford Molecular..............       264,029
    361,100        Parity PLC....................     3,231,619
    210,498        Sage Group PLC (The)..........     2,359,025
                                                   ------------
                                                      5,854,673
                                                   ------------
                   LEISURE & TOURISM-- 0.5%
    168,770        Millennium & Copthorne Hotels
                     PLC.........................     1,175,652
    517,614        Vardon PLC....................       968,197
                                                   ------------
                                                      2,143,849
                                                   ------------
                   METALS & MINING-- 0.3%
    115,205        Powerscreen International
                     PLC.........................     1,380,257
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 0.6%
    383,900        Renishaw PLC..................     2,197,587
                                                   ------------
                   RETAILING & WHOLESALE-- 0.9%
    195,800        Games Workshop Group PLC......     2,206,935
    292,303        Harvey Nichols PLC............     1,355,099
                                                   ------------
                                                      3,562,034
                                                   ------------
                   TOTAL UNITED KINGDOM..........    36,659,300
                                                   ------------
                   UNITED STATES-- 57.9%
                   BUSINESS EQUIPMENT & SERVICES-- 1.2%
     80,000   *    Equity Corp., International...     1,865,000
     80,000        G & K Services, Inc., Class
                     A...........................     2,795,000
                                                   ------------
                                                      4,660,000
                                                   ------------
                   ELECTRICAL EQUIPMENT & SERVICES-- 3.2%
     90,000   *    Credence Systems Corp.........     4,398,750
     61,500   *    Electroglas, Inc..............     2,087,156
     69,000   *    General Cable Corp............     2,449,500
     50,000   *    Kulicke & Soffa Industries,
                     Inc.........................     2,314,063
     25,600   *    Lattice Semiconductor Corp....     1,668,000
                                                   ------------
                                                     12,917,469
                                                   ------------
                   FINANCE & INSURANCE-- 7.3%
     66,200        Capital Re Corp...............     4,038,200
     39,300        CMAC Investment Corp..........     2,107,463
    100,000        Dime Community Bancorp, Inc...     2,031,250
    117,700        Everen Capital Corp...........     4,781,562
    160,700   *    First Alliance Co.............     5,031,919
     70,000        Frontier Insurance Group......     2,660,000
     61,400        HCC Insurance Holdings, Inc...     1,630,938
     50,000        Investors Financial Services
                     Corp........................     2,081,250
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
                   FINANCE & INSURANCE-- CONTINUED
     40,000        Penn America Group, Inc.......  $    818,750
     68,600        TCF Financial Corp............     4,008,812
                                                   ------------
                                                     29,190,144
                                                   ------------
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
     23,700   *    Landrys Seafood Restaurants,
                     Inc.........................       697,669
     15,100        Worthington Foods, Inc........       346,356
                                                   ------------
                                                      1,044,025
                                                   ------------
                   HEALTHCARE PRODUCTS & SERVICES-- 13.4%
     69,800        Agouron Pharmaceuticals,
                     Inc.........................     3,354,762
    100,500   *    Amylin Pharmaceuticals, Inc...       851,109
    118,700   *    Bioreliance Corporation.......     3,130,713
     93,586   *    Concentra Managed Care, Inc...     3,313,529
     24,000   *    Cyberonics, Inc...............       386,250
     80,000   *    Cytyc Corp....................     1,995,000
     75,000   *    Dura Pharmaceuticals, Inc.....     3,285,937
     80,000   *    Guilford Pharmaceuticals,
                     Inc.........................     2,345,000
    146,737        Health Management Associates,
                     Inc. Cl, A..................     4,640,558
    160,000   *    Idexx Laboratories, Inc.......     2,685,000
     20,000   *    Incyte Pharmaceuticals,
                     Inc.........................     1,679,375
     40,000   *    Kos Pharmaceuticals, Inc......     1,430,000
    139,900   *    Lifecore Biomedical, Inc......     2,518,200
    111,000   *    Neurogen Corp.................     2,983,125
    276,900   *    Norland Medical Systems,
                     Inc.........................     2,509,406
     78,600   *    Pediatrix Medical Group,
                     Inc.........................     3,468,225
    147,300   *    Perclose, Inc.................     3,259,013
     56,600   *    Spine-Tech, Inc...............     2,133,113
     60,000        Synopsys, Inc.................     2,548,125
     73,600   *    Total Renal Care Holdings,
                     Inc.........................     3,680,000
     62,500   *    Wesley Jessen Visioncare,
                     Inc.........................     1,789,063
                                                   ------------
                                                     53,985,503
                                                   ------------
                   INFORMATION SERVICES & TECHNOLOGY-- 12.4%
     77,800        Asyst Technologies, Inc.......     3,454,806
     75,000   *    Avid Technology, Inc..........     2,423,437
     13,800   *    Brooks Automation, Inc........       529,575
     88,400   *    Cognex Corp...................     2,917,200
    112,000   *    Computer Products, Inc........     3,356,500
     80,300   *    Corsair Communications, Inc...     1,701,356
     36,400   *    Dataworks Corp................       673,400
     89,000   *    Discreet Logic, Inc...........     2,364,063
     30,000   *    EMC Corp......................     1,751,250
     43,100   *    Intuit, Inc...................     1,384,588
     31,000   *    JD Edwards & Company..........     1,042,375
     58,000   *    JDA Software Group, Inc.......     2,113,375
     20,100   *    Manugistics Group, Inc........       716,063

PAGE 18
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
                   INFORMATION SERVICES &
                   TECHNOLOGY-- CONTINUED
    152,500   *    Metacreations Software,
                     Inc.........................  $  2,258,906
     50,000   *    Microchip Technology, Inc.....     2,265,625
    126,500   *    Natural Microsystems Corp.....     4,791,187
     50,000   *    Peoplesoft, Inc...............     2,984,375
    111,000        Project Software &
                     Development, Inc............     2,559,937
     10,200   *    Qad, Inc......................       188,063
     70,000   *    Radisys Corp..................     3,526,250
     78,700   *    Splash Technology Holdings,
                     Inc.........................     3,079,137
     90,000   *    Vantive Corp..................     2,165,625
     68,700   *    Xylan Corp....................     1,517,841
                                                   ------------
                                                     49,764,934
                                                   ------------
                   LEISURE & TOURISM-- 0.7%
    100,000   *    Sodak Gaming, Inc.............     1,409,375
     61,000   *    Vail Resorts, Inc.............     1,631,750
                                                   ------------
                                                      3,041,125
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 2.1%
     67,200        BMC Industries, Inc...........     2,137,800
    100,000        Roper Industries, Inc.........     3,375,000
     92,100        TriMas Corp...................     2,809,050
                                                   ------------
                                                      8,321,850
                                                   ------------
                   OIL / ENERGY-- 1.7%
    100,000        KCS Energy Corp...............     2,950,000
     13,800   *    Nextlink Communications,
                     Inc.........................       332,925
     50,000   *    Ocean Energy, Inc.............     3,450,000
                                                   ------------
                                                      6,732,925
                                                   ------------
                   OIL FIELD SERVICES-- 4.2%
     70,000   *    Basin Exploration, Inc........     1,176,875
     68,400   *    BJ Services Co., Inc..........     5,078,700
     30,000        Devon Energy Corp.............     1,320,000
     80,000        ENSCO International, Inc......     3,155,000
    104,800   *    Falcon Drilling, Inc..........     3,700,750
     65,000   *    Newpark Resources, Inc........     2,555,312
                                                   ------------
                                                     16,986,637
                                                   ------------
                   OTHER-- 0.8%
     18,200   *    Budget Group, Inc.............       600,600
     11,800   *    Megabios Corporation..........       199,125
     14,900        Oakwood Homes Corp............       422,788
     88,300   *    Rental Service Corp...........     1,981,231
                                                   ------------
                                                      3,203,744
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 0.9%
     46,800        Central Newspapers, Inc.......  $  3,474,900
                                                   ------------
                   RETAILING & WHOLESALE-- 2.5%
    150,000   *    Action Performance Cos.,
                     Inc.........................     4,350,000
     46,400   *    Central Garden & Pet Co.......     1,418,100
    150,000   *    Fritz Comp, Inc...............     2,217,187
     70,000        Stanhome, Inc.................     2,069,375
                                                   ------------
                                                     10,054,662
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 7.0%
    150,000   *    ACC Corp......................     4,893,750
     50,000   *    Aspect Telecommunications
                     Corp........................     1,159,375
     85,000   *    Concord EFS, Inc..............     2,289,688
     30,600        International Telecomm
                     Systems, Inc................       852,975
     60,000   *    Jacor Communications, Inc.....     2,649,375
    112,200   *    Mcleod USA, Inc...............     4,421,381
    120,000   *    Ortel Corp....................     2,662,500
     24,100   *    Premiere Technologies, Inc....       821,659
    100,100   *    Smartalk Teleservices, Inc....     2,464,963
     70,000   *    U.S. Cellular Corp............     2,581,250
     65,000   *    Univision Communications,
                     Inc.........................     3,526,250
                                                   ------------
                                                     28,323,166
                                                   ------------
                   TEXTILE & APPAREL-- 0.2%
     23,400   *    Stage Stores Inc..............     1,006,200
                                                   ------------
                   TOTAL UNITED STATES...........   232,707,284
                                                   ------------
                   TOTAL COMMON STOCKS
                     (COST-- $292,402,995).......   372,749,722
                                                   ------------
PREFERRED STOCKS-- 2.6%
                   BRAZIL-- 2.4%
                   ELECTRICAL EQUIPMENT & SERVICES-- 0.6%
 47,426,600        Companhia Energetica
                     de Minas Gerais.............     2,649,361
                                                   ------------
                   FINANCE & INSURANCE-- 0.2%
  1,044,000        Banco Itau....................       674,686
                                                   ------------
                   MANUFACTURING-- DISTRIBUTING-- 0.3%
 72,696,030        Embraer-Empresa Brasiliera de
                     Aeronautica.................     1,061,692
                                                   ------------
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 1.3%
  1,846,800        Compania Riograndense de
                     Telecomunica................     2,398,792

PAGE 19
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
PREFERRED STOCKS-- CONTINUED
                   BRAZIL-- CONTINUED
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- CONTINUED
  8,550,900        Telecomunicacoes de Rio
                     de Janiero SA...............  $  1,178,573
  5,947,200        Telesponsora Telefonos Sao
                     Paulo.......................     1,813,175
                                                   ------------
                                                      5,390,540
                                                   ------------
                   TOTAL BRAZIL..................     9,776,279
                                                   ------------
                   UNITED STATES-- 0.2%
                   OTHER-- 0.2%
     44,500        CorporateFamily Solutions,
                     Inc.........................       734,250
                                                   ------------
                   TOTAL PREFERRED STOCKS
                     (COST-- $7,971,664).........    10,510,529
                                                   ------------

 PRINCIPAL
  AMOUNT                                                VALUE
-----------------------------------------------------------------

REPURCHASE AGREEMENTS-- 4.5%
$18,006,000        Keystone Joint Repurchase
                     Agreement, Investments in
                     repurchase agreements, in a
                     joint trading account
                     purchased 9/30/97, 6.15%,
                     maturity value $18,009,034 (a)
                     (Cost-- $18,006,000)..........  $ 18,006,000
                                                     ------------
TOTAL INVESTMENTS--
  (COST-- $318,380,659)..................     99.8%   401,266,251
OTHER ASSETS AND LIABILITIES-- NET.......
                                               0.2%       671,569
                                           --------  ------------
NET ASSETS...............................      100%  $401,937,820
                                           --------  ------------

*  Non-income producing securities.
** Securities that may be resold to "qualified institutional buyers" under Rule
   144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS:
ADR-- American Depository Receipts

PAGE 20
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:
                                                                                                              UNREALIZED
      EXCHANGE                                                           U.S. VALUE AT       IN EXCHANGE     APPRECIATION
        DATE           CONTRACTS TO RECEIVE                            SEPTEMBER 30, 1997    FOR U.S. $     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
10/28/97               25,876,528 French Franc                            $  4,369,932       $4,353,386       $   16,546
10/28/97               8,000,740 German Marks                                4,536,866        4,370,079          166,787
11/24/97               7,780,298 German Marks                                4,419,416        4,342,896           76,520
10/28/97               1,688,800,000 Japanese Yen                           14,054,315       13,947,803          106,512
10/28/97               9,219,150 Netherlands Guilder                         4,640,887        4,469,891          170,996
11/24/97               10,336,806 Netherlands Guilder                        5,212,080        5,121,794           90,286
10/28/97               10,096,980 Swiss Franc                                6,965,928        6,711,187          254,741
11/24/97               10,120,022 Swiss Franc                                7,003,190        6,862,428          140,762

Forward Foreign Currency Exchange Contracts to Sell:
                       CONTRACTS TO DELIVER
--------------------------------------------------------------------------------------------------------------------------
10/28/97               802,005 Australian Dollar                          $    582,600       $  592,000       $    9,400
9/18/97                546,000 British Pound                                   880,425          871,934           (8,491)
10/28/97               59,519,200 French Franc                              10,051,381        9,700,000         (351,381)
10/28/97               8,000,740 German Marks                                4,536,866        4,400,000         (136,866)
11/24/97               7,780,298 German Marks                                4,419,416        4,219,800         (199,616)
10/1/97                5,157,900 Japanese Yen                                   42,744           42,712              (32)
10/1/97                1,028,328 Japanese Yen                                    8,522            8,482              (40)
10/1/97                7,858,940 Japanese Yen                                   65,127           64,822             (305)
10/2/97                2,970,387 Japanese Yen                                   24,616           24,541              (75)
10/28/97               3,276,416,000 Japanese Yen                           27,266,570       28,600,000        1,333,430
10/28/97               9,219,150 Netherlands Guilder                         4,640,887        4,500,000         (140,887)
11/24/97               10,336,806 Netherlands Guilder                        5,212,080        4,975,000         (237,080)
10/28/97               10,096,980 Swiss Franc                                6,965,928        6,800,000         (165,928)
11/24/97               10,120,022 Swiss Franc                                7,003,190        6,710,000         (293,190)

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 21
---------------------------------------------------------

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           ONE-MONTH                        YEAR ENDED SEPTEMBER 30,
                                                          PERIOD ENDED        -----------------------------------------------------
                                                      OCTOBER 31, 1997 (D)      1997        1996       1995       1994       1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                         $  24.90          $  24.56    $  23.43    $ 19.42    $ 18.02    $ 11.69
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                    0.02             (0.17)(c)    (0.06)    (0.16)     (0.04)     (0.14)
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                                 (1.39)             1.76        1.19       4.17       1.60       6.47
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.37)             1.59        1.13       4.01       1.56       6.33
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                              0                 0           0          0          0          0
Net realized gain on investments                                   0             (1.25)          0          0      (0.16)         0
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                0             (1.25)          0          0      (0.16)         0
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                               $  23.53          $  24.90    $  24.56    $ 23.43    $ 19.42    $ 18.02
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                                (5.50%)            6.95%       4.82%     20.65%      8.74%     54.15%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                      1.87%(b)          1.67%       1.62%      1.83%      2.01%     2.84%
  Expenses excluding indirectly paid expenses                   1.85%(b)          1.66%       1.60%      1.81%       N/A        N/A
  Expenses excluding fee waivers & expense
  reimbursements                                                 N/A               N/A         N/A        N/A        N/A        N/A
  Net investment income (loss)                                 (1.40%)(b)        (0.69%)     (0.53%)    (0.83%)    (0.86%)   (1.72%)
PORTFOLIO TURNOVER RATE                                            7%               72%         67%        35%        32%        64%
AVERAGE COMMISSIONS RATE PAID PER SHARE                     $ 0.0019          $ 0.0066    $ 0.0079        N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                        $ 98,031          $113,477    $250,427    $94,679    $71,122    $29,942
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                MARCH 16, 1988
                                                                           YEAR ENDED SEPTEMBER 30,            (COMMENCEMENT OF
                                                                     -------------------------------------      OPERATIONS) TO
                                                                      1992       1991      1990      1989     SEPTEMBER 30, 1988
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                  $ 12.89    $ 9.89    $11.17    $ 9.77          $10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                           (0.08)     0.17      0.19      0.09            0.05
Net realized and unrealized gain (loss) on investments and foreign
  currency related transactions                                         0.23      3.06     (1.27)     1.66           (0.28)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        0.15      3.23     (1.08)     1.75           (0.23)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      0     (0.23)    (0.12)    (0.09)              0
Net realized gain on investments                                       (1.35)        0     (0.08)    (0.26)              0
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (1.35)    (0.23)    (0.20)    (0.35)              0
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                        $ 11.69    $12.89    $ 9.89    $11.17          $ 9.77
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                                         1.81%    32.71%    (9.65%)   16.94%          (1.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                              2.50%     2.03%     2.00%     2.00%           1.50%(b)
  Expenses excluding indirectly paid expenses                            N/A       N/A       N/A       N/A             N/A
  Expenses excluding fee waivers & expense reimbursements                N/A      3.67%     7.77%    13.06%           5.54%(b)
  Net investment income (loss)                                         (0.69%)    1.49%     1.80%     0.86%           1.42%(b)
PORTFOLIO TURNOVER RATE                                                   75%      134%       51%       13%             19%
AVERAGE COMMISSIONS RATE PAID PER SHARE                                  N/A       N/A       N/A       N/A             N/A
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                                 $10,859    $2,159    $1,519    $1,378          $1,082
--------------------------------------------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding during the period.
(d) The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 22
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   ONE-MONTH                   YEAR ENDED SEPTEMBER 30,
                                                  PERIOD ENDED       --------------------------------------------
                                              OCTOBER 31, 1997 (D)     1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                 $  24.03         $  23.92    $  23.00    $  19.20    $  17.95
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                    (0.06)           (0.32)(c)    (0.21)     (0.25)      (0.15)
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                         (1.28)            1.68        1.13        4.05        1.56
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                       (1.34)            1.36        0.92        3.80        1.41
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments                           0            (1.25)          0           0       (0.16)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                        0            (1.25)          0           0       (0.16)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                       $  22.69         $  24.03    $  23.92    $  23.00    $  19.20
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                        (5.58%)           6.14%       4.00%      19.79%       7.93%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                              2.62%(b)         2.46%       2.40%       2.58%       2.83%
  Expenses excluding indirectly paid expenses           2.61%(b)         2.44%       2.38%       2.56%        N/A
  Net investment loss                                  (2.15%)(b)       (1.45%)     (1.37%)     (1.59%)     (1.61%)
PORTFOLIO TURNOVER RATE                                    7%              72%         67%         35%         32%
AVERAGE COMMISSIONS RATE PAID PER SHARE             $ 0.0019         $ 0.0066    $ 0.0079         N/A         N/A
-----------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                $216,471         $238,936    $385,839    $238,320    $131,695
-----------------------------------------------------------------------------------------------------------------

                                                 FEBRUARY 1, 1993
                                                        TO
                                                SEPTEMBER 30, 1993
----------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                  $  14.04
----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                     (0.04)
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                           3.95
----------------------------------------------
Total from investment operations                         3.91
----------------------------------------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments                            0
----------------------------------------------
Total distributions                                         0
----------------------------------------------
NET ASSET VALUE END OF PERIOD                        $  17.95
----------------------------------------------
TOTAL RETURN(A)                                         27.85%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                               3.35%(b)
  Expenses excluding indirectly paid expenses             N/A
  Net investment loss                                   (1.86%)(b)
PORTFOLIO TURNOVER RATE                                    64%
AVERAGE COMMISSIONS RATE PAID PER SHARE                   N/A
----------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                 $ 15,534
----------------------------------------------

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        ONE-MONTH                YEAR ENDED SEPTEMBER 30,
                                                       PERIOD ENDED       ---------------------------------------
                                                   OCTOBER 31, 1997 (D)    1997       1996      1995       1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                      $  24.07         $ 23.97   $  23.04   $ 19.26    $ 17.99
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                         (0.07)          (0.33)(c)    (0.24)   (0.27)    (0.15)
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                              (1.27)           1.68       1.17      4.05       1.58
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                            (1.34)           1.35       0.93      3.78       1.43
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                0           (1.25)         0         0      (0.16)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                             0           (1.25)         0         0      (0.16)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                            $  22.73         $ 24.07   $  23.97   $ 23.04    $ 19.26
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                             (5.57%)          6.08%      4.04%    19.63%      8.02%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                   2.62%(b)        2.45%      2.40%     2.58%      2.85%
  Expenses excluding indirectly paid expenses                2.61%(b)        2.43%      2.38%     2.56%       N/A
  Net investment loss                                       (2.15%)(b)      (1.48%)    (1.38%)   (1.59%)    (1.62%)
PORTFOLIO TURNOVER RATE                                         7%             72%        67%       35%        32%
AVERAGE COMMISSIONS RATE PAID PER SHARE                  $ 0.0019         $0.0066   $ 0.0079       N/A        N/A
-----------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                     $ 43,869         $49,524   $124,549   $86,339    $50,535
-----------------------------------------------------------------------------------------------------------------

                                                      FEBRUARY 1, 1993
                                                             TO
                                                     SEPTEMBER 30, 1993
---------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                        $14.04
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                         (0.04)
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions                                               3.99
---------------------------------------------------
Total from investment operations                             3.95
---------------------------------------------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                0
---------------------------------------------------
Total distributions                                             0
---------------------------------------------------
NET ASSET VALUE END OF PERIOD                              $17.99
---------------------------------------------------
TOTAL RETURN(A)                                             28.13%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                   3.04%(b)
  Expenses excluding indirectly paid expenses                 N/A
  Net investment loss                                       (1.55%)(b)
PORTFOLIO TURNOVER RATE                                        64%
AVERAGE COMMISSIONS RATE PAID PER SHARE                       N/A
---------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                       $6,217
---------------------------------------------------

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding during the period.
(d) The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 23
---------------------------------------------------------

FINANCIAL HIGHLIGHTS-- CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                            JANUARY 13, 1997
                                                                                                            (DATE OF INITIAL
                                                                                        ONE-MONTH           PUBLIC OFFERING)
                                                                                       PERIOD ENDED                TO
                                                                                   OCTOBER 31, 1997 (B)    SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                                      $  25.24               $  23.05
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                           0                  (0.28)
Net realized and unrealized gain (loss) on investments and foreign currency
  related transactions                                                                      (1.34)                  2.47
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            (1.34)                  2.19
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                                                0                      0
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                             0                      0
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                                            $  23.90               $  25.24
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                (5.31%)                 9.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                                                                   1.62%(a)               1.42%(a)
  Expenses excluding indirectly paid expenses                                                1.62%(a)               1.42%(a)
  Net investment loss                                                                       (1.62%)(a)             (1.22%)(a)
PORTFOLIO TURNOVER RATE                                                                         7%                    72%
AVERAGE COMMISSIONS RATE PAID PER SHARE                                                  $ 0.0019               $ 0.0066
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                                                     $      0               $      0
-----------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 24
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

STATEMENTS OF ASSETS AND LIABILITIES

                                   OCTOBER 31,   SEPTEMBER 30,
                                       1997          1997
--------------------------------------------------------------
ASSETS
 Investments at value (identified
   cost-- $293,749,006 and
   $318,380,659, respectively)     $348,759,584  $401,266,251
 Foreign currency holdings
   (identified cost-- $516,244 and
   $486,842, respectively)              480,935       484,850
 Cash                                     1,787           650
 Receivable for investments sold     12,843,023     2,111,047
 Unrealized appreciation on forward
   foreign currency exchange
   contracts                            829,549     2,365,980
 Receivable for Fund shares sold        287,706     2,368,763
 Dividends and interest receivable      205,329       332,354
 Foreign tax reclaim receivable         160,974       180,915
 Prepaid expenses and other assets       39,306        33,413
--------------------------------------------------------------
   Total assets                     363,608,193   409,144,223
--------------------------------------------------------------
LIABILITIES
 Payable for Fund shares redeemed     1,607,254     2,552,910
 Unrealized depreciation on forward
   foreign currency exchange
   contracts                          1,501,574     1,533,891
 Payable for investments purchased    1,374,945     2,451,679
 Foreign taxes to be withheld            35,271        47,043
 Due to related parties                 322,966       314,074
 Accrued expenses and other
   liabilities                          395,637       306,806
--------------------------------------------------------------
   Total liabilities                  5,237,647     7,206,403
--------------------------------------------------------------
NET ASSETS                         $358,370,546  $401,937,820
--------------------------------------------------------------
NET ASSETS REPRESENTED BY
 Paid-in-capital                   $280,287,086  $302,639,005
 Undistributed net investment
   income (accumulated net
   investment loss)                     540,406      (966,557 )
 Accumulated net realized gain on
   investments and foreign currency
   related transactions              23,261,754    16,546,267
 Net unrealized appreciation on
   investments and foreign currency
   related transactions              54,281,300    83,719,105
--------------------------------------------------------------
   Total net assets                $358,370,546  $401,937,820
--------------------------------------------------------------
NET ASSET VALUE
 Class A Shares
   Net assets of ($98,030,513 /
     4,166,415 shares outstanding
     and $113,477,420 / 4,556,835
     shares outstanding,
     respectively)                 $      23.53  $      24.90
     Offering price (based on sales
       charge of 4.75%)            $      24.70  $      26.14
 Class B Shares
   Net assets of ($216,470,993 /
     9,540,331 shares outstanding
     and $238,936,130 / 9,942,489
     shares outstanding,
     respectively)                 $      22.69  $      24.03
 Class C Shares
   Net assets of ($43,869,016 /
     1,929,900 shares outstanding
     and $49,524,245 / 2,057,099
     shares outstanding,
     respectively)                 $      22.73  $      24.07
 Class Y Shares
   Net assets of ($24 / 1 share
     outstanding and $25 / 1 share
     outstanding, respectively)    $      23.90  $      25.24
--------------------------------------------------------------

STATEMENTS OF OPERATIONS

                           ONE-MONTH
                          PERIOD ENDED        YEAR ENDED
                        OCTOBER 31, 1997  SEPTEMBER 30, 1997
------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of
   foreign withholding
   tax of $11,503 and
   $624,150,
   respectively)          $     89,847       $  4,353,325
 Interest                       61,804            959,006
------------------------------------------------------------
   Total income                151,651          5,312,331
------------------------------------------------------------
EXPENSES
 Management fee           $    325,228       $  5,048,808
 Distribution Plan
   expenses                    264,029          4,132,784
 Transfer agent fees           116,794          1,901,832
 Printing                       44,456            172,317
 Custodian fees                 24,524            449,481
 Administrative service
   fees                          9,025             73,452
 Trustees fees                   4,118             49,845
 Miscellaneous                  16,446            220,984
------------------------------------------------------------
   Total expenses              804,620         12,049,503
 Less: Indirectly paid
   expenses                     (4,368)           (82,148)
------------------------------------------------------------
   Net expenses                800,252         11,967,355
------------------------------------------------------------
 Net investment loss          (648,601)        (6,655,024)
------------------------------------------------------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCY
 RELATED TRANSACTIONS
 Net realized gain on
   investments               7,419,948         49,817,055
 Net realized gain
   (loss) on foreign
   currency related
   transactions              1,451,103        (23,021,692)
------------------------------------------------------------
 Net realized gain on
   investments and
   foreign currency
   related transactions      8,871,051         26,795,363
------------------------------------------------------------
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currency
   related transactions    (29,437,805)        (6,946,269)
------------------------------------------------------------
 Net realized and
   unrealized gain
   (loss) on investments
   and foreign currency
   related transactions    (20,566,754)        19,849,094
------------------------------------------------------------
 Net increase (decrease)
   in net assets
   resulting from
   operations             $(21,215,355)      $ 13,194,070
------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 25
---------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        ONE-MONTH PERIOD      YEAR ENDED SEPTEMBER 30,
                                                                             ENDED          ----------------------------
                                                                        OCTOBER 31, 1997        1997            1996
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment loss                                                     $   (648,601)     $ (6,655,024)   $ (6,922,836)
  Net realized gain on investments and foreign currency related
     transactions                                                            8,871,051        26,795,363      40,623,123
  Net change in unrealized appreciation (depreciation) on investments
     and foreign currency related transactions                             (29,437,805)       (6,946,269)     (8,332,501)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from operations       (21,215,355)       13,194,070      25,367,786
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain on investments:
     Class A Shares                                                                  0       (11,550,719)              0
     Class B Shares                                                                  0       (19,127,005)              0
     Class C Shares                                                                  0        (6,057,525)              0
------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                             0       (36,735,249)              0
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                  5,938,720        72,496,510     529,168,793
  Net asset value of shares issued in reinvestment of distributions                  0        29,860,344               0
  Payments for shares redeemed                                             (28,290,639)     (437,692,552)   (213,060,012)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from capital
       share transactions                                                  (22,351,919)     (335,335,698)    316,108,781
------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                             (43,567,274)     (358,876,877)    341,476,567
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                      401,937,820       760,814,697     419,338,130
------------------------------------------------------------------------------------------------------------------------
  End of period [including undistributed net investment income
     (accumulated net investment loss) as follows:
     October 31, 1997-- $540,406
     September 30, 1997-- ($966,557)
     September 30, 1996-- ($836,743)]                                     $358,370,546      $401,937,820    $760,814,697
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 26
---------------------------------------------------------
EVERGREEN GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Evergreen Global Opportunities Fund, formerly Keystone Global Opportunities Fund, (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.
  The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The Fund's investment objective is capital growth.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

The Fund values investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Fund values securities traded in the over-the-counter market at the mean between the bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.
  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value

PAGE 27
---------------------------------------------------------

of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes which are accrued as applicable.

F. FEDERAL TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of foreign currency transactions and net operating losses generated by the Fund.

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EVERGREEN GLOBAL OPPORTUNITIES FUND

H. CLASS ALLOCATIONS

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS
The Fund has an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, Class C, and Class Y. Transactions in shares of the Fund were as follows:

                                                                                YEAR ENDED SEPTEMBER 30,
                                  ONE-MONTH PERIOD ENDED      ------------------------------------------------------------
                                     OCTOBER 31, 1997                     1997                            1996
                                 -------------------------    ----------------------------    ----------------------------
CLASS A                           SHARES         AMOUNT         SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                        205,158    $  5,151,881      1,724,686    $  40,645,838     11,443,628    $ 279,189,973
Shares issued in reinvestment
  of distributions                       0               0        293,025        6,669,240              0                0
Shares redeemed                   (595,578)    (14,880,208)    (7,656,939)    (176,796,539)    (5,288,523)    (132,731,601)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (390,420)     (9,728,327)    (5,639,228)    (129,481,461)     6,155,105      146,458,372
--------------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------------
Shares sold                         22,401         532,211      1,025,563       23,070,741      8,250,300      192,961,888
Shares issued in reinvestment
  of distributions                       0               0        798,355       17,651,626              0                0
Shares redeemed                   (424,559)    (10,089,631)    (8,009,248)    (177,499,072)    (2,485,770)     (57,472,755)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (402,158)     (9,557,420)    (6,185,330)    (136,776,705)     5,764,530      135,489,133
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Shares sold                         10,542         254,628        390,436        8,779,908      2,429,734       57,016,932
Shares issued in reinvestment
  of distributions                       0               0        250,089        5,539,478              0                0
Shares redeemed                   (137,741)     (3,320,800)    (3,780,382)     (83,396,941)      (980,684)     (22,855,656)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (127,199)     (3,066,172)    (3,139,857)     (69,077,555)     1,449,050       34,161,276
--------------------------------------------------------------------------------------------------------------------------

                                                                 JANUARY 13, 1997 (DATE OF
                                                             INITIAL PUBLIC OFFERING) THROUGH
CLASS Y                                                             SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------------------------------------------
Shares sold                              0               0              1               23              0                0
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from capital share
  transactions                    (919,777)   $(22,351,919)   (14,964,414)   $(335,335,698)    13,368,685    $ 316,108,781
--------------------------------------------------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the one-month period ended October 31, 1997 were $24,195,357 and $61,363,815, respectively. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the year ended September 30, 1997 were $373,517,884 and $734,655,169, respectively. On October 31, 1997, the cost of investments for federal income tax purposes was $293,758,905, gross unrealized appreciation of investments was $73,248,019 and gross

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unrealized depreciation of investments was $18,247,340, resulting in net unrealized appreciation of $55,000,679 for federal income tax purposes. On September 30, 1997, the cost of investments for federal income tax purposes was $318,481,962, gross unrealized appreciation of investments was $96,177,617 and gross unrealized depreciation of investments was $13,393,328 resulting in net unrealized appreciation of $82,784,289 for federal income tax purposes.

4. DISTRIBUTION PLANS

Evergreen Distributors, Inc. ("EDI"), formerly Evergreen Keystone Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Investment Service, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution Plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.
  During the one-month period ended October 31, 1997, amounts paid to EDI and/or EIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were $23,188, $199,880, and $40,961, respectively. During the year ended September 30, 1997, amounts paid to EDI and/or EIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $371,892, $2,946,506, and $814,386, respectively.
  With respect to Class B and Class C shares, the principal underwriter may pay distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  EDI intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EDI and/or EIS may continue as compensation for services which had been provided while the Distribution Plan was in effect.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone Investment Management Company ("Keystone"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor for the Fund. In return for providing investment management and administrative services to the Fund, the Fund pays Keystone a management fee, that is calculated daily and paid monthly. The management fee is determined by applying percentage rates starting at 1.00% and declining as net assets increase to 0.75% per annum, to the average daily net asset value of the Fund.
  During the one-month period ended October 31, 1997 and the year ended September 30, 1997, the Fund paid or accrued $9,025 and $73,452, respectively, to Keystone for certain administrative services.

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EVERGREEN GLOBAL OPPORTUNITIES FUND

  Evergreen Service Company ("ESC"), formerly Evergreen Keystone Services Company ("EKSC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Fund.
  BISYS Fund Services, Inc. ("BISYS"), an affiliate of EDI, serves as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DISTRIBUTION TO SHAREHOLDERS

A capital gain distribution of $1.53 per share was declared payable on November 24, 1997 to shareholders of record November 20, 1997 for all classes of shares. This distribution is comprised of long-term capital gains of $1.27 and short-term capital gains of $0.26 per share. This distribution is not reflected in the accompanying financial statements.

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INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
EVERGREEN GLOBAL OPPORTUNITIES FUND

We have audited the accompanying statements of assets and liabilities of Evergreen Global Opportunities Fund, formerly Keystone Global Opportunities Fund, including the schedules of investments, as of October 31, 1997 and September 30, 1997 and the related statements of operations for the one-month period ended October 31, 1997 and the year ended September 30, 1997, the statements of changes in net assets for the one-month period ended October 31, 1997 and each of the years in the two-year period ended September 30, 1997 and the financial highlights for the one-month period ended October 31, 1997, each of the years in the nine-year period ended September 30, 1997 and the period from March 16, 1988 (Commencement of Operations) to September 30, 1988 for Class A shares, for the one-month period ended October 31, 1997, each of the years in the four-year period ended September 30, 1997 and for the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class B and Class C shares and for the one-month period ended October 31, 1997 and for the period from January 13, 1997 (Date of Initial Public Offering) to September 30, 1997 for Class Y shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 and September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Global Opportunities Fund as of October 31, 1997 and September 30, 1997, the results of its operations for the periods then ended, the changes in its net assets for each of periods then ended and for the year ended September 30, 1996 and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
November 26, 1997

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Funds, contact your financial adviser or call Evergreen Funds.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN DISTRIBUTOR, INC.

Evergreen is a Service Mark of Evergreen
Investment Services, Inc. Copyright 1997.

542302                     (Recycle logo)

                                   EVERGREEN
                          (Photo Exists in Film ONLY.
                               Will See on Dylux)
                                      GLOBAL
                                  OPPORTUNITIES
                                      FUND
                               (FORMERLY KEYSTONE
                           GLOBAL OPPORTUNITIES FUND)

                         (Evergreen Logo appears here)

                                 ANNUAL REPORTS
                              OCTOBER 31, 1997 AND
                               SEPTEMBER 30, 1997